Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Aug. 31, 2026
Notes and other explanatory information [abstract]
Cash and Cash Equivalents and Restricted Cash

6.	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents includes cash held at the bank of $17,249,271 (February 28, 2026 - $10,690,457) and investments in guaranteed investment certificates (“GIC”) of $2,700,000 (February 28, 2026 - $9,500,000) which comprises of one-year cashable term GICs earning interest of 2.45% to 2.70% per annum.

Restricted cash is comprised of $90,000 invested in GICs (February 28, 2026 - $40,000), which are one-year cashable term GICs earning interest at 2% per annum. The GICs are held as collateral for credit cards issued to officers of the Company.